Exhibit 99.1

UMB Financial

Fourth Quarter & Year-End 2013

February 10, 2014

Cautionary Notice about Forward-Looking Statements

This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2012, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

A Different Kind of Bank

The company The business model The performance

UMB is Born as City Center Bank—1913

A Leader in Serving our Customers

1931 – KC’s First “Drive Through Bank”

“Beginning today, motorists can do business with the

City Bank, Eighteenth Street & Grand Avenue, from the

alley between Grand & McGee streets. They can drive

to the new “cage” and make deposits without leaving

the car.” The City Bank is the first bank in Kansas City to

utilize such a plan to overcome traffic conditions

inconvenient for patrons.”

The Kansas City Star

January 29, 1931

Self-Reliance and Stability

1934 – Emerging from the Great Depression

No need for

government

assistance – then

or now.

“If we were to liquidate this bank today, we could pay our depositors one hundred cents on the dollar and collect our entire Surplus and Capital Account of $700,000 and a large part of the Undivided Profits Account.”

- R. Crosby Kemper, Sr. in a letter to the Missouri Banking Commissioner, Oct. 1933

“Our company has remained

true to its values and the

results are evident in our

shareholder returns.”

Mariner Kemper

Chairman & Chief Executive Officer

Total

Returns

Reflect Long-Term Performance

Total Shareholder Return

December 1993 – December 2013

$664

$484

$367

$100

Source: SNL Financial

UMBF

S&P 500

SNL U.S. Bank

Dec-93 Dec-94 Dec-95 Dec-96 Dec-97 Dec-98 Dec-99 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13

UMB At A Glance

As of December 31, 2013

Total assets $16.9B

Assets under management $41.4B

Banking presence 8 states

Branches/ATMs 111/310

4Q Percent of revenue from fee businesses 61.2%

Acquisitions last 10 years 23

Market cap >$2.9B

Dividend payout ratio* 27.2%

*Average over past 4 quarters

We Have Repositioned UMB…

National

More stable earnings

Geographic

focus Faster growth

Regional

Low High

Diversity of revenue streams

More than a typical bank

…Resulting in a Growing National Presence

UMB Bank presence

Fund Services

Prairie Capital

Healthcare Services – National Sales

Scout Investments – National Sales

Personal Trust

Today: UMB is More than a Regional Bank

National DIVERSIFIED FINANCIAL SERVICES

Scout

Investments

Prairie •Reams UMB Fund

Capital Services

•JD Clark

Geographic

focus TRADITIONAL BANKING Healthcare Services

Treasury

Trust Management Corporate

Services Trust

Card UMB

Services Insurance

BAN K

Regional

Banking Diversified

Products / services financial

Financial Services Company

The company The business model The performance

Our Time-Tested Business Model

High Quality Credit

+

Diverse Revenue Streams

+

Low-cost + Funding Strong Balance Sheet

Our Credit Quality Outpaces the Industry

Non-Performing Loans

% of average loans

7.0

6.0

5.0

4.0

3.0

2.0

1.15%

1.0

0.47%

0.0

Traditional Peer Median UMBF

Shaded area is high/low range of the peer group

Peer Median as of 3Q13; Source: SNL Financial

4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

More Fee Revenue than Our Peers

% of Total Revenue from Fees

4Q13

61.2%

3X

vs. Industry

18.6%

More stable earnings

Greater growth opportunities

Industry

Median

Industry Median as of 3Q13; Source: SNL Financial

Successful Record Growing Fee Businesses

Noninterest Asset Management

Income Businesses

($000’s) (Total Company Assets Under Management*)

$41.4B

$135.6

$60.9

$8.2B

4Q05 4Q13 4Q05 4Q13

*Includes Scout Investments and UMB Bank wealth management

Low-Cost Funding Sources

Non-Interest Bearing

Deposits as % of Total Deposits At December 31, 2013

2013

2012 38.0%

2011 vs.

2010 Industry Median* of

2009 20.1%

2008 non-interest bearing

deposits

2007

2006

2005 ~2X

2004 vs. Industry

0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0%

UMBF Industry Median*Industry Median as of 3Q13; Source: SNL Financial 18

Balance Sheet – Strong Capital Position

Tier 1 Capital Ratio vs. Industry Equity

4Q 2013 5 yr

Without Federal bailout funds CAGR

13.35% 13.61% $1,506.1 9.1%

$974.8

Industry

Median

Industry Median of publicly-traded banks reporting as of 2/5/14; Source:SNL Financial

Capital Ratio Trends

14.09 14.18 14.43

13.61

13.23 13.11 12.45 12.20

11.92

11.30 11.20 11.05

8.47 7.87 8.41

6.56 6.71 6.81

4Q08 4Q13

2008 2009 2010 2011 2012 2013

Total Risk-Based Capital Tier 1 Capital Tier 1 Leverage 19

Quality

Loan Composition

Changing Loan Mix

Year-End 2006

Year-End

2013

1.0%

5.1%

8.7%

6.5%

21.0%

4.4%

44.1%

5.2%

53.3%

4.6%

26.1%

20.0%

Commercial & Industrial

Consumer Real Estate

Consumer

Commercial Real Estate

Credit Card

Home Equity

A Financial Services Company

The company The business model The performance

Consistent Performance – Despite Headwinds

5 year CAGR

(4Q’08 – 4Q’13)

Revenue growth

8.4%

Average Asset Growth

9.8%

Average Equity Growth

9.7%

EPS growth (diluted)

9.5%

Total Assets Under Management

33.6%

EPS Growth vs. the Industry & Peers

5-Year Diluted Earnings Per Share 4Q’08 – 4Q’13 CAGR

UMBF vs. Traditional Peers

CYN 48.9%

FMBI 24.0%

WBS 20.6%

ONB 20.1%

BOKF 15.3%

COBZ 13.7%

HBHC 9.5%

9.5%

CBSH 8.8%

BXS 7.7%

CFR 2.2%

TCB 1.9%

BOH 1.4%

TRMK 0.0%

1.2% FMER

.7% Bank Industry Median *

*All publicly traded banks with 4Q’13 reported EPS per SNL Financial

Slowing Annual

Expense Growth

Total Noninterest Expense (millions)

$624.2

$590.5

$562.7

$512.6

$460.6

2014…

$430.2

$407.2

Increased focus on

expense control

Year-over-

Year

Increase

2007

2008

2009

2010

2011

2012

2013

+5.6%

+7.1%

+11.3%

+9.8%

+4.9%

+5.7%

Completed 20 strategic

Focus on improved profit margins

acquisitions from 2007—2010

in fee businesses

4th Quarter 2013 Highlights

AFS Investment Portfolio Statistics

Investment Mix

Securities Available for Sale,

Roll off

Purchased

as of December 31, 2013

($ millions)

Yield

($ millions)

Yield

1.6%

1Q13

$413

1.98%

$769

1.31%

2Q13

$340

2.13%

$815

1.41%

6.7%

3Q13

$265

1.85%

$77

1.02%

4Q13

$308

2.04%

$355

0.64%

18.6%

Scheduled Cash Flow

1Q14

$398

1.71%

Next 12 months

$1,068

1.94%

29.6%

Duration/Life

(in months)

at 12/31/2013 at 9/30/2013

Avg. Life Total

47.55

49.39

Duration Total

44.12

46.31

43.5%

Securities Gains ($ thousands)

4Q12

$

210

Mortgage-Backed Securities

1Q13

$

5,893

Average Balance:

Municipals

2Q13

$

1,519

$7.0 billion

CDs & Corporates

Average Yield:

3Q13

$

1,140

4Q13

$

(10)

Agencies

1.97%

Treasuries

Liabilities

Deposit Growth & % of Free Funds

($ billions)

$13.6

$12.0 $11.7

38.0%

$10.2

$10.0

$9.0 42.2%

$8.0 38.8%

32.0%

$6.0

$4.0

$2.0

$0.0

Interest Bearing Non-Interest Bearing

4Q’13

Cost of Funds 0.14%

Including DDA 0.10%

Q4’10 Q4’11 Q4’12 Q4’13

Net Interest Income

+7.1%
4Q'13 vs. 4Q'12
- Loan Growth
- Improved deposit pricing



$90.0
$85.0
$80.0
$75.0
$70.0
$65.0
Millions
$78.8
$78.4
$79.9
$79.1
$79.5
$79.1
$80.4
$80.4
$80.2
$79.5
$82.3
$85.5
$85.9
3.12%
2.90%
2.98%
2.98%
2.91%
2.75%
2.82%
2.80%
2.64%
2.51%
2.56%
2.61%
2.51%
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
Net Interest Income
NIM%

28

Noninterest Income Highlights

3.2% 2.0% 0.5%

Trust & Securities Processing 4.4%

Deposit Service Charges

Equity Earnings/Alternatives

Bankcard Fees 10.6%

Other

Trading & Investment Banking 52.9%

11.1%

Brokerage Fees

Gains on Sale of Securities 15.3%

Trust & Securities Processing Composition:

$71.7 million in 4Q13

Primary components:

$34.3M – Institutional Investment Management

$20.5M – Asset Servicing

$16.9M – Personal & Institutional Asset Mgmt in

the Bank segment

Trust & Securities Processing Revenue $71.7 5 Year

CAGR

$58.3 4Q’08–

4Q’13

$51.1

$46.3 22.2%

Millions $34.4

$26.4

4Q08 2Q09 4Q09 2Q10 4Q10 2Q11 4Q11 2Q12 4Q12 2Q13 4Q13

Noninterest Expense

Noninterest expense increased 7.9% to $170.4 million vs. 4Q’12

Increase primarily driven by higher salary and benefits expense of $5.6 million and increased processing fees of $2.1 million related to fees paid to third-party distributors of the Scout Funds

Fourth Quarter expenses includes a $6.9 million charge related to contingent consideration liabilities

Managing Noninterest Expense Coverage Ratio

NI

$180 100% Expense

CAGR

90%

$160 8.3%

80%

millions $140 70% Coverage

$ $120 60% Ratio NI

50%% Income

$100 CAGR

40%

14.3%

$80 30%

20%

$60

10%

$40 0% Salary

CAGR

7.9%

4Q08 2Q09 4Q09 2Q10 4Q10 2Q11 4Q11 2Q12 4Q12 2Q13 4Q13

Salary/Benefit Expense Noninterest Income

Total Noninterest Expense Coverage Ratio** Noninterest Income/Noninterest Expense 30

Business Segment Updates

Institutional Investment Management

Institutional Investment Management Operating Results (unaudited, $000s)

3 mos Ended Year Ended 4th Quarter 2013

December 31,% Change December 31,% Change Highlights

2013 2012 2013 2012

Net Interest income(10)—NA(32) 2 -1700.0% AUM increased 32.4% year-

Noninterest income 34,893 25,511 36.8% 126,442 100,051 26.4% over-year to $31.2 billion

Noninterest expense 29,583 20,137 46.9% 88,336 70,981 24.5% Net inflows of $941.9 million

NI before taxes 5,300 5,374 -1.4% 38,074 29,072 31.0% for Q4’13; year-to-date flows

Income tax expense 1,127 1,204 -6.4% 10,011 8,118 23.3% of $5.3 billion

Net income 4,173 4,170 0.1% 28,063 20,954 33.9%

pre-tax profit margin 15.2% 21.1% 30.1% 29.1%

Total Scout Assets Under Management

($ billions)

$31.2

$29.3

$25.7

$26.3

$23.5

4Q’12

1Q’13

2Q’13

3Q’13

4Q’13

Institutional Investment Management

AUM Drivers Total Change Total AUM

($millions)($millions)($millions)

4Q’13 $(120.4) $829.9 $1,062.2 $86.8 $1,858.5 $31,167.4

3Q’13 $645.6 $1,053.4 $1,239.6 $56.2 $2,994.8 $29,308.9

($84.0)

2Q’13($250.4) $729.9 $567.3 $26,314.1

$171.8

$48.7

1Q’13 $1,435.7 $585.7 $134.4 $2,204.5 $25,746.8

$119.8

$2.4

4Q’12 $606.4 $204.1 $932.7 $23,542.3

-$1,000 -$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000

Equity Flows Equity Market Impact Fixed Income Flows Fixed Income Market Impact

Institutional Investment Management

Total AUM

$19.7B $23.5B $25.7B $26.3B $29.3B $31.2B

$2.8

$1.9

$1.0 $1.3

$0.8

$12.6

$12.3

$0.6 $11.4 $11.6

$11.4

Billions $10.3 $3.0 $3.2

$2.3 $2.3

$0.9

$0.6

$10.4 $11.0 $11.1 $12.1 $12.6

$8.2

2011 2012 1Q13 2Q13 3Q13 4Q13

Equity Mutual Funds Equity Institutional & Other Fixed Income Institutional & Other Fixed Income Mutual Funds

AUM by Strategy – As of 4Q’13

Equity Fixed Income

1.8% 0.1%

2.6% 1.9% 0.2%

51% 49% 2.9%

25.3%

26.6% 28.7%

68.7%

21.4%

13.4%

6.4%

Equity Strategies Fixed Income Strategies

International Other: Core Plus Core

Emerging Markets

Mid Cap Low Duration Real Return

Global

International ADR Unconstrained Intermediate

Small Cap

Long Duration Global Aggregate 35

Fixed Income Rotation

Fixed Income AUM

4Q’12 Strategy Mix 4Q’13

0.1%

2.2% 0.2% 1.8%

2.9%

5.5%

36.6% 25.3%

14.1%

28.7%

16.8% 21.4%

13.4%

24.6% 6.5%

Core Plus Core

Low Duration Real Return

Unconstrained Intermediate

Long Duration Global Aggregate

Asset Servicing

Asset Servicing Operating Results (unaudited, $000s)

3 mos Ended Year Ended

December 31,% Change December 31,% Change

2013 2012 2013 2012

Net interest income 545 534 2.1% 2,357 1,861 26.7%

Noninterest income 20,572 18,362 12.0% 80,633 75,589 6.7%

Noninterest expense 18,583 17,274 7.6% 72,731 68,793 5.7%

NI before taxes 2,534 1,622 56.2% 10,259 8,657 18.5%

Income tax expense 1,129 491 129.9% 4,184 3,382 23.7%

Net income 1,405 1,131 24.2% 6,075 5,275 15.2%

pre-tax profit margin 12.0% 8.6% 12.4% 11.2%

Assets Under Administration

($billions)

$206.4

$179.3

$162.4 $156.0

2009 2010 2011 2012

4th Quarter 2013 Highlights

Total AUA increased by 22.4% to $191.0 billion year-over-year

In the past 12 months, fund accounting and administration AUA grew by 42.9%; 40 new funds added

$191.0

2013

Asset Servicing

Business Metrics

Fund Accounting & Administration

$63.0

$58.2

$52.1

$48.4 219

$44.1 $21.3

196

$35.9 179 181 182

Billions $30.5 160 Billions

$

$

2010 2011 2012 1Q’13 2Q’13 3Q’13 4Q’13 2010

Assets Under Administration # of Funds Serviced

Transfer Agency

1,280.1

1,213.8 1,208.0

1,058.7 $101.4

946.8

802.4

470

554.9 303 301

270 275 284

256 Thousands Billions

227 $

2010 2011 2012 1Q’13 2Q’13 3Q’13 4Q’13 2010

# of Shareholders # of Funds Serviced

Alternative Asset Servicing

$29.3

$27.9 $28.3 $27.9

$26.3

$24.7

543 549 551

532

514

2011 2012 1Q’13 2Q’13 3Q’13 4Q’13

Assets Under Administration # of Funds Serviced

Custody

$115.6

$54.9 $62.9 $68.0

$58.5 $56.2

443

432

416

400 411

2011 2012 1Q’13 2Q’13 3Q’13 4Q’13

Assets Under Administration # of Custody Accounts

Payment Solutions

Payment Solutions Operating Results (unaudited, $000s) 4th Quarter 2013 Highlights

3 mos Ended Year Ended

December 31,% Change December 31,% Change Commercial credit card

2013 2012 2013 2012 purchase volume +5.1% year-

Net interest income 11,505 11,227 2.5% 45,832 43,350 5.7% over-year to $314.9 million;

Provision for loan losses 2,660 1,719 54.7% 12,388 8,233 50.5% provided 45.7% of interchange

Noninterest income 17,737 17,601 0.8% 74,223 67,887 9.3%

Noninterest expense 23,121 19,866 16.4% 86,746 69,095 25.5%

NI before taxes 3,461 7,243 -52.2% 20,921 33,909 -38.3% Interchange revenue +1.6%

Income tax expense 1,271 1,833 -30.7% 6,732 9,555 -29.5% year-over-year to $15.9 million

Net income 2,190 5,410 -59.5% 14,189 24,354 -41.7%

pre-tax profit margin 11.8% 25.1% 17.4% 30.5%

Total Card Purchase Volume & Interchange Revenue CAGR

$1.79

$1.72

$1.64 $1.63

$1.58 Purchase

$1.48

$ 1.36 $1.37 $1.38 Volume

$ 1.31 $1.29 $1.26 4Q ‘09–’13

$ 1.04 $1.10 $ 1.06 $ 1.08 17.6%

$15.7 $15.9

$0.85

$14.1 $13.6

Inter-

Durbin change

$10.8 effective 4Q ‘09–’13

10.17%

4Q’09 1Q’10 2Q’10 3Q’10 4Q’10 1Q’11 2Q’11 3Q’11 4Q’11 1Q’12 2Q’12 3Q’12 4Q’12 1Q’13 2Q’13 3Q’13 4Q’13

Purchase Volume ($ billions) Interchange ($ millions) 39

Payment Solutions

Card Utilization

$2,613.1 $2,633.2

$2,484.1

$1,774.7

$1,602.5

22.9%

Millions 18.5% 17.0% 16.4% 16.0%

$296.7 $405.8 $422.4 $429.4 $421.5

2009 2010 2011 2012 2013

Commitments Outstandings Utilization

Healthcare Services

Health Savings Accounts & Balances*

4th Quarter 2013 Highlights $642.4 5.0

Healthcare card purchase volume 4.0

$430.5 4.2

+54.0% to $649.1 million vs. 4Q’12

$323.3

$279.9 3.0

$Millions 3.1 Millions

Customer deposits and assets $190.7

1.8 2.5 2.0

+49.2% to $642.4 million vs. 4Q’12 1.3

1.0

2009 2010 2011 2012 2013

HSA Balances* # of HSA & FSA accounts

* Deposits and investment assets 40

Bank

Bank Operating Results *(unaudited, $000s)*

	3 mos Ended December 31,		% Change	Year Ended December 31,		% Change
	2013	2012		2013	2012	
Net interest income	73,874	68,468	7.9%	285,112	274,843	3.7%
Provision for loan losses	1,340	2,281	-41.3%	5,112	9,267	-44.8%
Noninterest income	62,405	47,800	30.6%	210,535	214,595	-1.9%
Noninterest expense	99,139	100,682	-1.5%	376,365	381,585	-1.4%
NI before taxes	35,800	13,305	169.1%	114,170	98,586	15.8%
Income tax expense	8,905	2,956	201.3%	28,532	26,452	7.9%
Net income	26,895	10,349	159.9%	85,638	72,134	18.7%
pre-tax profit margin	26.3%	11.4%		23.0%	20.1%	

4th Quarter 2013 Highlights

- Total net loans grew for the 15th consecutive quarter, year-over-year, increasing 14.8% to $6.4 billion
- Private Banking reported $325.7 million in average loan balances, an increase of 36.0% over Q4 2012
- Fourth quarter average Small Business Banking loans increased 21.4% year-over-year to $172.6 million

HELOC Lending

(average balances, $ millions)



$873
$941
$1,070
$1,163
$1,215
49.2%
49.4%
49.0%
47.1%
45.4%
$430
$465
$524
$548
$552
2009
2010
2011
2012
2013
Commitments
Balances
Utilization

Assets Under Management

($ billions)



Billions
$4.5B
$7.2B
$7.4B
$8.6B
$10.2B
$1.7
$2.0
$2.2
$2.9
$5.4
$6.4
$7.3
2009
2010
2011
2012
2013
Private Wealth & Institutional Asset Mgmt
Prairie Capital Management

41

Bank

Commercial Loan Balances

(Average C&I and CRE Loan Balances for Three Months Ended December 31) 4 yr

CAGR

4Q ‘09–’13

12.6%

$5.50

Billions $3.42 $3.65 $3.95 $4.45

4Q’09 4Q’10 4Q’11 4Q’12 4Q’13

Commercial Loans By Region

100% High Growth Regions

4Q’13 vs. 4Q’12

• Arizona +94.6%

50%

• St. Louis +40.3%

46.8% 47.6% 45.2% 44.0% 41.1% • Oklahoma +36.4%

0%

4Q’09 4Q’10 4Q’11 4Q’12 4Q’13

KC CO STL Greater MO KS OK AZ NE TX 42

Bank

Average Deposits

4 yr

(Average deposits for the three months ended December 31) $11.1 CAGR

$9.9

$8.8 4Q ‘09–’13

$7.8 42.5% 12.9%

$7.1 39.1%

33.4%

31.8%

Billions 29.1%

4Q’09 4Q’10 4Q’11 4Q’12 4Q’13

Interest Bearing Non-Interest Bearing

Deposits By Region

100%

50%

61.6% 66.2%

53.6% 56.4% 57.8%

0%

4Q’09 4Q’10 4Q’11 4Q’12 4Q’13

KC STL CO Gtr MO KS OK AZ NE 43

Deposit Composition

Deposit Composition by Line of Business

At December 31, 2013

Actual Pro-forma, After deposit migration

0.2% 0.3%

4.5%

4.3% 4.7% 5.1%

6.6% 7.4%

7.2%

8.0%

35.1% 39.4% 7.8%

17.8%

24.3% 27.3%

Commercial

Inst. Asset Management

Consumer Healthcare

Asset Servicing Small Business

Private Wealth Management Inst. Banking & Investor Services 44

Strengths We are Leveraging

Diversified Success building a diversified

revenue financial services company

Growing fee Building scale through

businesses strategic acquisitions

Infrastructure Existing technology, operations,

products, distribution

Building a company

for the next 100 years.

UMB Financial

Fourth Quarter 2013